BLACKROCK FUNDSSM
BlackRock Tactical Opportunities Fund
(the “Fund”)
Supplement dated April 23, 2026 to the Fund’s
Summary Prospectuses and Prospectuses
each dated August 28, 2025, as supplemented to date
On April 22, 2026, the Board of Trustees of the Fund approved (i) the appointment of BlackRock International Limited (“BIL”) as a sub‑adviser of the Fund, pursuant to a sub‑advisory agreement between BIL and BlackRock Advisors, LLC with respect to the Fund and (ii) the formation of a Cayman Islands subsidiary for the Fund that invests primarily in certain commodity-related instruments.
Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:
The section of the Summary Prospectuses entitled “Key Facts About BlackRock Tactical Opportunities Fund — Principal Investment Strategies of the Fund” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Tactical Opportunities Fund — Principal Investment Strategies of the Fund” are amended to add the following:
The Fund may seek to provide exposure to the investment returns of real assets, that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles, such as exchange-traded funds, that invest in commodities and are designed to provide investment exposure to physical commodities. The Fund expects to gain exposure to commodity markets by investing up to 25% of its total assets, inclusive of leverage, in BlackRock Cayman Tactical Opportunities Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non‑fundamental and certain other investment restrictions as the Fund.
The section of the Summary Prospectuses entitled “Key Facts About BlackRock Tactical Opportunities Fund — Principal Risks of Investing in the Fund” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Tactical Opportunities Fund — Principal Risks of Investing in the Fund” are amended to add the following:

•
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•
Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Tactical Opportunities Fund — Investment Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Tactical Opportunities Fund — Investment Manager” are deleted in their entirety and replaced with the following:
Investment Manager
The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub‑advisers are BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub‑advisers.
The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is amended to add the following:
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest in commodities and are designed to provide investment exposure to physical commodities.
The Fund expects to gain exposure to commodity markets through its investment in BlackRock Cayman Tactical Opportunities Fund, Ltd. (the “Subsidiary”). The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. However, the Subsidiary is otherwise subject to the same fundamental, non‑fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its total assets, inclusive of leverage.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Statement of Additional Information (“SAI”). The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis.
BlackRock provides investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management services pursuant to the Subsidiary Management Agreement. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. BlackRock has entered into sub‑advisory agreements with each of BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited with respect to the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, accounting agent and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Financial Statements and Additional Information. The Fund’s Annual and Semi-Annual Financial Statements and Additional Information are filed with the SEC on Form N‑CSR and are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.
The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Other Strategies Applicable to the Fund — Illiquid Investments” is deleted in its entirety and replaced with the following:

•
Illiquid Investments — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Subsidiary will also limit its investment in illiquid investments to 15% of its net assets. In applying the illiquid investments restriction to the Fund, the Fund’s investment in the Subsidiary is considered to be liquid.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Risks — Principal Risks of Investing in the Fund” is amended to add the following:

•
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•
Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

The second paragraph of the section of the Prospectuses entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, BlackRock Asset Management North Asia Limited (“BNA”), a registered investment adviser organized in 1988, and BlackRock (Singapore) Limited (“BRS,” and, together with BIL and BNA, the “Sub‑Advisers”), a registered investment adviser organized in 2000, are affiliates of BlackRock, and each acts as a sub‑adviser for the Fund. BlackRock and its affiliates had approximately $12.5 trillion in investment company and other portfolio assets under management as of June 30, 2025.
The third to last paragraph of the section of the Prospectuses entitled “Management of the Fund — BlackRock” is amended to add the following:
A discussion of the basis for the Board’s approval of the sub‑advisory agreement between BlackRock and BIL will be included in the Fund’s reports filed on Form N‑CSR for the fiscal year ending April 30, 2026.
The section of the Prospectuses entitled “Management of the Fund — Dividends, Distributions and Taxes” is amended to add the following:
The Subsidiary itself is not expected to be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Based on final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund anticipates treating the income and gain generated from its investment in the Subsidiary as “qualifying income” for regulated investment company qualification purposes. Gains from the sales of investments by the Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the Fund. Furthermore, the Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.
The section of the Prospectuses entitled “For More Information — Fund and Service Providers — Sub‑Advisers” is deleted in its entirety and replaced with the following:
SUB‑ADVISERS
BlackRock International Limited
Dundas House
20 Brandon Street
Edinburgh, EH3 5PP
Scotland
BlackRock Asset Management North Asia Limited
16/F, 2 Queen’s Road Central Cheung Kong Center
Hong Kong
BlackRock (Singapore) Limited
20 Anson Road #18‑01
079912 Singapore
Shareholders should retain this Supplement for future reference.
PR2‑TO‑042026SUP

4